UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS

(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005

(Address of principal executive offices) (Zip code)

James A. Abate

48 Wall Street, Suite 1100

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021 – March 31, 2022

Item 1. Reports to Stockholders.

(a)

Centre Funds

SEMI-ANNUAL REPORT

MARCH 31, 2022

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE GLOBAL INFRASTRUCTURE FUND
Investor Class (Ticker: DHIVX)
Institutional Class (Ticker: DHINX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter
March 31, 2022 (Unaudited)

Dear Fellow Shareholders,

It is with pleasure that we publish the Centre Funds’ Semi-Annual Report covering the six-month period ended March 31, 2022. We want to thank our fellow shareholders for their continued support and confidence in the Centre Funds. The Centre Funds offer a select series of fundamentally-driven, actively managed funds to choose from, each available in investor and institutional share classes. We are passionate about active management.

Our aim at Centre Funds is to deliver strong, long-term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in select investment strategies. We want investors to associate Centre Funds with high-conviction, differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic, and opportunistic. Each Fund’s investment strategy aims to capitalize on defined market opportunities with consistent methodology and repeatable investment and processes to achieve differentiated returns and risk profiles. We remain focused on fundamentally-driven investment approaches within truly active, high conviction, disciplined and research-intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful information on the Funds.

Centre American Select Equity Fund

The Fund is a U.S. large capitalization valuation sensitive capital appreciation stock fund that seeks long-term growth of capital and is focused on risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core growth fund.

Centre Global Infrastructure Fund

The Fund is for investors seeking to potentially benefit from a renewed focus on infrastructure spending but wish to have liquidity in publicly traded investments in developed global markets. The Fund pursues a bottom-up, active management approach and invests in what we deem the most attractive infrastructure-related companies from the United States and developed international economies. Also, the Fund seeks to balance its exposures to where the weights of the Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure industries are broadly represented. The Fund’s objective is to seek long-term growth of capital and current income, and distributes dividend and interest income monthly.

Funds’ Performance

Centre American Select Equity Fund

For the six-month period ended March 31, 2022, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of 25.83 percent; and the Institutional Share Class delivered a total return of 26.26 percent1. During the same six-month period, the key barometer of the U.S. stock market, as measured by the S&P 500 Index, delivered a total return of 5.91 percent.

The strongest contributors to performance within the Fund over the six-month period ended March 31, 2022, included the Fund’s investments within the Energy sector: APA, Chevron, EQT, and Exxon Mobil; and the Materials sector: Mosaic, CF Industries, Teck Resources, and BHP Group. In general, stock selection contributed positively to relative performance, particularly within the Materials sector, while sectoral biases, particularly our overweight posture in Energy, contributed positively as well. Stock investments that contributed negatively to relative Fund performance over the period included Tesla, Wynn Resorts, and PVH. Fund performance was also impacted positively from a total return perspective by the net realized gains from certain hedges and other investments that Centre Asset Management, LLC, the investment adviser to the Fund (“Centre” or the “Adviser”), viewed as capital protective in nature. These hedges, namely put options on U.S. large capitalization Indices, such as the S&P 500 or Nasdaq 100 Indexes, performed as expected during the recent stock market correction during January 2022 and, in particular our usage of Nasdaq 100 Index puts against the Fund’s underlying large-capitalization technology-related stocks, as they underperformed the broader S&P 500 Index. This beneficial use of hedges was also evident during previous sharp corrective episodes, most notably in February/March 2020, and such capital protection measures implemented by Centre, over the longer-term, have insulated the Fund from the same magnitude of maximum drawdown2 experienced by the overall stock market over prior volatile3 episodes, namely in August 2015, January 2016, February 2018, and December 2018. Given the continued presence of certain potentially de-stabilizing factors that we believe could negatively impact the value of underlying equity securities held in the Fund’s portfolio, the Fund may continue the strategy of tactically and opportunistically purchasing put options on leading benchmark equity indexes as well as other purchased options on non-correlated underlying assets, such as gold, as a potential hedge against the systematic or general market risk of its underlying stock holdings.

[1]	Disclosure: Past performance does not guarantee future results.
[2]	Maximum drawdown is the maximum loss from a peak to a trough of a portfolio before a new peak is attained.
[3]	Volatility is a measure of systematic risk of a security or a portfolio in comparison to the market as a whole.

Semi-Annual Report | March 31, 2022	1

Centre Funds	Shareholder Letter
March 31, 2022 (Unaudited)

Centre Global Infrastructure Fund

For the six-month period ended March 31, 2022, the Centre Global Infrastructure Fund, Investor Share Class, delivered a total return of 6.28 percent; and the Institutional Share Class delivered a total return of 6.49 percent4 with an underlying dividend yield of 4.69%5. During the same six-month period, as a comparison, the S&P Global Infrastructure Index and MSCI World Index delivered total returns of 12.01 percent and 2.21 percent, respectively.

During the period, shares providing the strongest contribution to the Fund’s performance included within the Energy sector: Enbridge, Williams, Cheniere Energy, and TC Energy; and within the Utilities sector: Exelon, CK Infrastructure Holdings, Sempra Energy, National Grid, and Duke Energy. Stocks that contributed negatively to Fund performance included AT&T, Softbank Group, TPG Telecom, and Cellnex. Despite the relative performance drag from the Communication Services sector partially offsetting the positive contribution from Energy, we continue to believe that our combined approach of differentiated stock selection and portfolio construction, whereby the Fund is diversified across regions and developed countries as well as balanced across Telecommunication Infrastructure; Utilities; and the Energy, Transportation, and Social Infrastructure industries, is the most favorable for investors seeking to feature listed infrastructure investments as part of an overall balanced portfolio seeking capital appreciation and income.

Market Review & Outlook

Inflation, war, deep domestic societal divisions, and seemingly impending recession. There are many risks facing investors and, for portfolio managers that are not truly active in approach, we believe the ability to meet growth of capital investment objectives will be challenging in the near to mid-term. As we discussed in our prior Market Review & Outlook (included in the Funds’ Annual Report), price trends evident from the past five to ten-year period will likely prove meaningless and deductive quantitative models, that almost uniformly have their foundations in the short-term analysis of historical price data, will continue to expose their vulnerabilities as momentum persistence fades. Fundamentally, the unwinding of the unprecedented misallocation of capital investment over the past decade away from real durable assets and towards intangible asset only companies with, in most cases, sky high valuations, very high replacement risk, and negligible societal benefit, still has significant persistence and the recent shift away from certain investment themes will not be transitory. The slowness of the asset management industry to recognize the inflection and change in the investment environment since last October stupefies us but allows us to stay grounded in the basics of fundamental securities analysis and allows us clarity and focus on continuing and new opportunities.

Much like we raised the potential of a stagflationary environment almost two years ago to our Funds’ shareholders, now we have in our sights the possibility that the U.S. will see a recession sooner than we expected just a few months ago based upon the data we’re witnessing bottom-up across the transportation, consumer durable, and warehousing industries. This is occurring at the same time that the Federal Reserve is tightening monetary conditions, raw material input and labor costs are rising, and the war in Ukraine and other risks are leading to a higher cost of capital for businesses.

Repeating what should be obvious to any securities analyst, we believe the sources of stock market returns are a function of 1) earnings growth; 2) change in the valuation or rating of stocks; 3) dividend yield; and 4) net change in shares outstanding from repurchases or issuance. Thus, we are entering a challenging period where earnings growth will likely disappoint in aggregate, and the higher cost of capital due to higher interest rates and risk premiums will lead to the further lowering of valuation multiples. In essence, it will likely be the (bad) mirror image of the environment that has existed since 2016.

Our truly active fundamental approach currently has Centre emphasizing companies that can achieve higher sales growth from rising prices. This, even in the face of reduced or flat unit demand, which leads to operating leverage and margin expansion, will remain a key driver of current and future stock price performance but only in select sectors - commodity, infrastructure-related and real asset oriented. On the other hand, disinflationary beneficiaries such as unprofitable but higher growth business in technology and elsewhere as well as areas exposed to consumer discretionary spending are likely to continue their struggle and feel the one-two punch of decelerating earnings driven by profit margin compression from higher costs and valuation multiple de-rating.

In understanding the seeds of a potential recession in the U.S., during COVID, fiscal and monetary policies were implemented and put trillions of dollars into the economy in an effort to blunt the impact on businesses, consumers, and workers. Despite the shutdown of many businesses to the public, consumers maintained and, in some cases, increased their purchases of physical goods. At the same time, industrial production was shut down or limited. The combination of stimulating consumption and limited production resulted in the American consumer drawing down a large portion of existing inventories, a fact that a visit to any car dealership would confirm. Now, as retail inventories are being replenished, consumers are beginning to curtail their purchases on autos, housing, and other durable items as interest rates rise and inflation suppresses real wages (real wage growth, now sharply negative, is currently down to a multi-decade low), just as production is almost back to prior utilization levels, leading to excess inventories. A confirming indicator to this is the recent drop into negative territory in the so-called “forward ISM Index”, which is the ISM purchasing managers sub-index of new orders less inventories. The ISM Index is one of the most efficacious economic indicators we follow due to its strong historical relationship to S&P 500 Index profits and the recent coincidental reading, which is still indicating economic expansion, diverging from the forward ISM is something to take note of. An opportunistic emphasis on more defensive consumer sectors, as opposed to discretionary, as well as a de-emphasis to the Industrials sector is now likely to occur much sooner than we originally expected given our awareness of traditional business and market cycles. This said, we’ll remain disciplined and let our bottom-up stock research guide any portfolio shift of emphasis in sector positioning.

[4]	Disclosure: Past performance does not guarantee future results.
[5]	Source: Bloomberg (Please see page 7 for additional information.)

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Centre Funds	Shareholder Letter
March 31, 2022 (Unaudited)

We believe that our true value and pragmatic approach rooted in the financial theory and empirical evidence of economic value added (EVA) will allow us a sustained period of alpha generation simply because the number of investors on one side of the boat remains incredible to us and the shift away will be longer than what occurred after the internet-related collapse in 2000-2002. What we mean is that the number of thematic funds has dramatically expanded in number and breadth, each in an attempt to harness secular growth themes, mostly within technology such as artificial intelligence or disruptive business models, and physical world themes like renewable energy. According to Morningstar, assets have poured into thematic funds; a record 589 new thematic funds debuted globally in 2021, more than double the previous record of 271 funds launched in 2020 and these funds' assets under management grew nearly threefold to $806 billion from $255 billion worldwide in the trailing three years to the end of 2021 and, as of year end, there were 1,952 funds in Morningstar’s global database fitting their definition of thematic6. Unfortunately for investors, thematic fund launches tend to be a bull-market phenomenon as these funds have generally performed poorly longer-term versus broad market indexes. Having firsthand experience in managing equity funds, including technology focused, during the 1990’s dot-com bubble, witnessing factor-based quantitative value strategies based off the Fama French 3 Factor Model take the spotlight shortly thereafter, to then be followed by smart-beta funds and now, thematic funds by nature stimulate our cynicism. That said, the academic case for trying to find the next Amazon or Microsoft that revolutionizes or creates a new industry has economic foundation; well-known Professor Hendrik Bessembinder’s research that quantifies long-run stock market outcomes in terms of the increases or decreases in shareholder wealth7. His research shows the very high degree to which stock market wealth creation is concentrated in a few top-performing companies over time and has increased in more recent periods. Thus, according to Bessembinder, even though investments in the majority of stocks actually underperformed one-month Treasury bill returns over time, U.S. stock market investments on net increased shareholder wealth by $47.4 trillion between 1926 and 2019. Moreover, technology firms accounted for the largest share. Our issue with thematic funds is that very few if any mutual fund managers have demonstrated the same futuristic insights that our venture capital peers have, including the Adviser. Perhaps more importantly in the present moment is that the inherent long-duration, i.e., high proportion of stock price assigned to uncertain and very distant future cash flows, for many thematic-type stocks is their high dependency on the persistence of disinflation and low interest rates as well as very low equity risk premiums to support the capital appreciation link to ever expanding valuation multiples.

On the opposite side of the dependence upon ever-expanding valuation multiples and on the bulk of uncertain profits projected far into the future being assigned to so-called thematic growth stocks, it seems that investors remain highly suspect in embracing cyclical and commodity producing companies despite the very recent relative outperformance driven by strongly positive profit inflections, asset efficiency, and disciplined capital expenditures. It goes without saying that better awareness of climate change and improved sustainability are a good thing; we know firsthand from being a “gentleman farmer” and growing various fruit crops commercially and toiling on the weekends over the past two decades (somewhat unique way to “relax” from the weekday stress of portfolio management). However, ESG is now one of, if not the single most important investment parameter when making investments by large institutional investors. Lack of investment, however, leaves commodity producing companies in developed markets with a higher cost of, and less access to capital which, in turn, leads to consumer energy insecurity, ruinous energy bills, agricultural shortages, and potential stagflation. In a stock market environment like today where earnings growth is necessary to outweigh the de-rating of valuation multiples across the market, we remain willing to embrace ownership in the cyclical and commodity producing companies whilst they remain in wealth creation mode driving economic profits higher for shareholders and also appreciate the leadership many of these companies are taking in terms of efficiency and carbon reducing initiatives recognizing that the transition to renewables will be a multi-generational endeavor and not overnight as some wish for.

After suppressing the risk-free rates of interest from overnight deposits out to thirty-year maturities via its Quantitative Easing (QE), the Federal Reserve now finds itself being supplanted by the marketplace as the determining factor in setting yields for the foundational reference points to value all assets as inflation premiums demanded by investors have risen dramatically. Borrowing from the French expression “esprit de l'escalier”, or wit of (the) staircase, which denotes a retort or remark that occurs to a person after the opportunity to make it has passed, we see multiple former Federal Reserve officials all talk now about how aggressive the Federal Reserve needs to be in tightening monetary policy but, who when part of the Fed, all actively participated in creating the artificially flattened yield curve and low interest rates that distorted the pricing mechanism for all assets, creating the current environment of the “everything bubble”. Despite our own surprise in how quickly the Federal Reserve has changed its verbal guidance on tightening monetary conditions and the market movement in yields higher from the resurgence of the bond vigilantes, we continue to be somewhat cynical about comments such as those from Fed Governor Lael Brainard where she reiterated that “getting inflation down is going to be the Fed’s most important task”. While we expect that interest rates will increase meaningfully, unlike the 1980 and 1975 episodes when the Federal Reserve independently took action to raise interest rates reverting real interest rates into the sensical threshold of being positive, we’re likely to witness a prolonged period of negative real interest rates as the political will to crowd out social, military, and other service expenditures will take a back seat to fiscal austerity and very tight monetary conditions since the government, as the largest debtholder, benefits disproportionally from negative real yields. The consequences to the U.S. dollar, however, may likely be profoundly negative if such policy is pursued indefinitely and we believe that gold, in particular, may serve as an excellent hedge against the systematic risks to equities associated with a falling dollar.

[6]	Thematic Funds: Know Your Merit, Know Your Mirage by Valerio Baselli,14 April, 2022; and Thematic Funds Continue to Capture Investor Cash, Kenneth Lamont, 30 March, 2022.
[7]	Wealth Creation in the U.S. Public Stock Markets 1926 to 2019, Hendrik Bessembinder, Department of Finance, W.P. Carey School of Business.

Semi-Annual Report | March 31, 2022	3

Centre Funds	Shareholder Letter
March 31, 2022 (Unaudited)

Most investors don’t realize that stock buybacks were illegal throughout most of the 20th century because they were considered a form of stock market manipulation. However, in 1982 the Securities Exchange Commission (SEC) changed its policy and now investors routinely lump the net impact of stock buybacks with dividends to calculate a cash yield for equities. We have discussed stock buybacks in the past and our quibble has not been with companies who recognize that they must wisely contract and re-direct their cash flow usage of their business after, in hindsight, a too-aggressive period of expansion, its directed towards those companies who undertake stock buybacks for other non-economically beneficial reasons. Namely, in our opinion the vast majority of buybacks over the past two decades when analyzed objectively seem to have been mainly an attempt to water down the dilutive impact of executive stock compensation plans, which is a polite way of saying a stealth transfer of wealth from shareholders to company executives. As we’ve pointed out from our research, the fact that corporations in the S&P 500 Index execute stock buybacks with an indifference to stock prices at best, or rather tied to price momentum at worst, is evidenced by the fact that share repurchases in aggregate came to a halt broadly following the collapse in stock prices during the COVID panic of 2020 and the longer lasting episode arising from the financial crisis in 2008 and 2009. If our prognosis of an impending recession comes true, we would expect a similar fear to grip Boardrooms and any benefit from a net decrease in shares outstanding from repurchases will not exist and cash dividends will be deemed a much more reliable component of shareholder yield. Whilst we firstly remain focused on capital appreciation, given the investment backdrop and capital spending discipline in some of the commodity-oriented sectors, sustainable dividend yield to essentially shorten the duration along with historically higher yielding infrastructure-related sectors should gain increasing favor as the cost of capital increases. Therefore, we have further emphasized sustainable and growing dividends as an attribute in our stock selections.

We continue to believe that now is one of the more challenging market outlooks during our careers, as essentially all four drivers of stock market return have become significant headwinds after being tailwinds for the past decade. Despite the current challenges, we believe pockets of opportunity exist, and portfolio construction skills as well as cognizance of risk management remains extremely important. In the American Select Equity Fund, we continue to emphasize our stagflationary bias in Energy and Materials, barbelled against some of the FAANG stocks as well as certain historically higher-quality industries within the Consumer Staples and Health Care sectors. In sum, a portfolio designed to benefit from what we expect to be continued global shortages in commodities, and to be defensive in an environment of a possible emerging consumer recession in the U.S. In the Infrastructure Fund, diversification across regions and developed countries as well as being balanced across Telecommunication Infrastructure; Utilities; and the Energy, Transportation, and Social Infrastructure sectors should aid in returns and risk management. With the significant challenges from systematic risks, the Funds continue to concentrate the number of positions in each portfolio to maximize individual stock risk and we believe our disciplined high-conviction approach to stock selection, with a cognizance of risk management, seems positioned to perform well relative to less risk aware and less historically appreciative strategies.

Sincerely,

James Abate

President, Centre Funds

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Centre Funds	Shareholder Letter
March 31, 2022 (Unaudited)

Definitions and References

1.	A valuation multiple measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric.
2.	The S&P 500 is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.
3.	The Nasdaq 100 is a stock market index made up of 101 equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock market. It is a modified capitalization-weighted index.
4.	The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries.
5.	The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The Index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.
6.	A risk premium is the return in excess of the risk-free rate of return an investment is expected to yield; an asset's risk premium is a form of compensation for investors who tolerate the extra risk, compared to that of a risk-free asset, in a given investment.
7.	The risk-free rate of return is the theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest an investor would expect from an absolutely risk-free investment over a specified period of time.
8.	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.
9.	Stagflation refers to an economy that is experiencing a simultaneous increase in inflation and stagnation of economic output.
10.	Real income is how much money an individual or entity makes after accounting for inflation and is sometimes called real wage when referring to an individual's income. Individuals often closely track their nominal vs. real income to have the best understanding of their purchasing power.
11.	The ISM manufacturing index, also known as the purchasing managers' index (PMI), is a monthly indicator of U.S. economic activity based on a survey of purchasing managers at more than 300 manufacturing firms. It is considered to be a key indicator of the state of the U.S. economy.
12.	Environmental, social, and governance (ESG) criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights.
13.	A bond vigilante is a bond market investor who protests monetary or fiscal policies considered inflationary by selling bonds, thus increasing yields.
14.	Stock buybacks refer to the repurchasing of shares of stock by the company that issued them. A buyback occurs when the issuing company pays shareholders the market value per share and re-absorbs that portion of its ownership that was previously distributed among public and private investors.
15.	Quantitative easing (QE) is a form of unconventional monetary policy in which a central bank purchases longer-term securities from the open market in order to increase the money supply and encourage lending and investment. Buying these securities adds new money to the economy, and also serves to lower interest rates by bidding up fixed-income securities. It also expands the central bank’s balance sheet.
16.	The financial crisis of 2007-2008, also known as the global financial crisis, was a severe worldwide financial crisis. Excessive risk-taking by banks combined with the bursting of the United States housing bubble caused the values of securities tied to U.S. real estate to plummet, damaging financial institutions globally, culminating with the bankruptcy of Lehman Brothers on September 15, 2008, and an international banking crisis.
17.	A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a pre-determined price within a specified time frame. This pre-determined price that buyer of the put option can sell at is called the strike price.
18.	“FAANG” is an acronym that refers to the stocks of five prominent American technology companies: Facebook (FB), Amazon (AMZN), Apple (AAPL), Netflix (NFLX); and Alphabet (GOOG) (formerly known as Google).
19.	Underlying dividend yield reflects the annualized income net of expenses of the fund as a percentage of the market unit price of the fund as at the day shown. It is based on a snapshot of the fund on that day. It does not include any preliminary charge and investors may be subject to tax on distributions.

Semi-Annual Report | March 31, 2022	5

Centre American Select Equity Fund	Portfolio Update
March 31, 2022 (Unaudited)

SECTOR WEIGHTINGS

As a percentage of Net Assets

Materials	26.91%
Energy	22.97%
Information Technology	19.90%
Communication Services	7.13%
Consumer Discretionary	6.59%
Consumer Staples	4.81%
Industrials	2.93%
Financials	2.62%
Health Care	2.35%
Purchased Options	0.81%
Cash and Cash Equivalents	2.98%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2022

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2022

	1 Month	6 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	10 Year Average Annualized	Since Inception* Average Annualized
Centre American Select Equity Fund – Investor Class	7.47%	25.83%	13.68%	33.63%	25.68%	19.71%	14.36%	15.56%
S&P 500® Total Return Index	3.71%	5.92%	-4.60%	15.65%	18.92%	15.99%	14.64%	15.67%
Centre American Select Equity Fund – Institutional Class	7.50%	26.26%	13.86%	34.32%	26.34%	20.24%	–	14.80%
S&P 500® Total Return Index	3.71%	5.92%	-4.60%	15.65%	18.92%	15.99%	–	13.78%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Per the prospectus dated January 28, 2022, the Fund had total gross annual operating expenses of 1.45% and 1.17% and net annual operating expenses of 1.46% and 0.98% for the Investor and Institutional Class, respectively.

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

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Centre Global Infrastructure Fund	Portfolio Update
March 31, 2022 (Unaudited)

INDUSTRY WEIGHTINGS

As a percentage of Net Assets

Oil, Gas & Consumable Fuels	30.98%
Electric Utilities	17.89%
Diversified Telecommunication Services	17.02%
Wireless Telecommunication Services	10.39%
Health Care Providers & Services	6.51%
Multi-Utilities	5.80%
Transportation Infrastructure	4.17%
Gas Utilities	2.86%
Water Utilities	1.77%
Construction & Engineering	1.19%
Independent Power and Renewable Electricity Producers	1.05%
Cash and Cash Equivalents	0.37%
Totals	100.00%

COUNTRY WEIGHTINGS

As a percentage of Net Assets

United States	51.40%
Canada	13.98%
Japan	8.54%
Spain	5.26%
Hong Kong	4.03%
Australia	3.27%
Great Britain	3.08%
France	2.15%
Italy	1.90%
Germany	1.90%
Brazil	1.88%
Sweden	1.19%
China	1.05%
Cash and Cash Equivalents	0.37%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2022

This graph assumes an initial investment of $10,000 at January 29, 2018, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the MSCI World Index and the S&P Global Infrastructure Index. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2022

	1 Month	6 Month	YTD	1 Year	3 Year	Since Inception (January 29, 2018)
Centre Global Infrastructure Fund – Investor	2.39%	6.28%	4.86%	7.17%	5.34%	4.24%
Centre Global Infrastructure Fund – Institutional	2.52%	6.49%	4.96%	7.68%	5.63%	4.56%
S&P Global Infrastructure Index	5.83%	12.01%	7.27%	15.86%	7.16%	5.37%
MSCI World Index – NR	2.74%	2.21%	-5.15%	10.12%	14.98%	9.66%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Per the prospectus dated January 28, 2022, the Fund had total gross annual operating expenses of 1.73% and 1.51% and net annual operating expenses of 1.57% and 1.20% for the Investor and Institutional Class, respectively.

The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index does not offer exposure to emerging markets.

You cannot invest directly in an index.

Semi-Annual Report | March 31, 2022	7

Centre Funds	Disclosure of Fund Expenses
March 31, 2022 (Unaudited)

Example. As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2021 and held through September 30, 2021.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 10/01/2021-03/31/2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/01/2021	Ending Account Value 03/31/2022	Expense Ratio(a)	Expenses Paid During Period 10/1/2021-3/31/2022(b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$1,258.30	1.46%	$8.22
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	1.46%	$7.34
Institutional Class
Actual	$1,000.00	$1,262.60	0.98%	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	0.98%	$4.94
Centre Global Infrastructure Fund
Investor Class
Actual	$1,000.00	$1,062.80	1.57%	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	1.57%	$7.90
Institutional Class
Actual	$1,000.00	$1,064.90	1.18%	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.18%	$5.94

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

8	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS (96.21%)
Communication Services (7.13%)
Interactive Media & Services (7.13%)
Alphabet, Inc., Class A(a)	3,185	$8,858,600
Alphabet, Inc., Class C(a)	3,025	8,448,795
Meta Platforms, Inc., Class A(a)	15,734	3,498,612
		20,806,007
Total Communication Services		20,806,007

Consumer Discretionary (6.59%)
Automobiles (2.21%)
Tesla, Inc.(a)	5,978	6,441,893

Internet & Direct Marketing Retail (3.60%)
Amazon.com, Inc.(a)	3,225	10,513,339

Specialty Retail (0.78%)
The Home Depot, Inc.	7,634	2,285,085

Total Consumer Discretionary		19,240,317

Consumer Staples (4.81%)
Food Products (3.87%)
Archer-Daniels-Midland Co.	55,036	4,967,549
Bunge, Ltd.	57,148	6,332,570
		11,300,119
Household Products (0.94%)
Procter & Gamble Co.	17,950	2,742,760

Total Consumer Staples		14,042,879

Energy (22.97%)
Oil, Gas & Consumable Fuels (22.97%)
APA Corp.	274,576	11,348,226
Chevron Corp.	77,739	12,658,241
EQT Corp.	287,565	9,895,111
Exxon Mobil Corp.	153,686	12,692,927
Kinder Morgan, Inc.	220,421	4,168,161
Peabody Energy Corp.(a)	180,239	4,421,263
Petroleo Brasileiro SA	525,120	7,771,776
The Williams Cos., Inc.	121,146	4,047,488
		67,003,193
Total Energy		67,003,193

Financials (2.62%)
Banks (0.99%)
JPMorgan Chase & Co.	21,271	2,899,662

Diversified Financial Services (1.63%)
Berkshire Hathaway, Inc., Class B(a)	13,469	4,753,345

Total Financials		7,653,007

Health Care (2.35%)
Health Care Providers & Services (1.19%)
UnitedHealth Group, Inc.	6,810	3,472,896

	Shares	Value
Health Care (continued)
Pharmaceuticals (1.16%)
Johnson & Johnson	19,046	$3,375,522

Total Health Care		6,848,418

Industrials (2.93%)
Aerospace & Defense (1.47%)
Hexcel Corp.	72,169	4,291,890

Machinery (1.46%)
Westinghouse Air Brake Technologies
Corp.	44,151	4,246,002

Total Industrials		8,537,892

Information Technology (19.90%)
IT Services (1.71%)
Mastercard, Inc., Class A	6,294	2,249,350
Visa, Inc., Class A	12,341	2,736,863
		4,986,213

Semiconductors & Semiconductor Equipment (5.42%)
Microchip Technology, Inc.	60,451	4,542,288
Micron Technology, Inc.	80,801	6,293,590
NVIDIA Corp.	18,294	4,991,701
		15,827,579

Software (5.87%)
Microsoft Corp.	55,515	17,115,830

Technology Hardware, Storage & Peripherals (6.90%)
Apple, Inc.	115,208	20,116,469

Total Information Technology		58,046,091

Materials (26.91%)
Chemicals (16.32%)
CF Industries Holdings, Inc.	94,737	9,763,595
Corteva, Inc.	167,659	9,637,039
Eastman Chemical Co.	31,883	3,572,809
FMC Corp.	43,119	5,673,167
LyondellBasell Industries, Class A	36,941	3,798,274
Mosaic Co.	164,882	10,964,653
Olin Corp.	80,507	4,208,906
		47,618,443

Metals & Mining (10.59%)
Allegheny Technologies, Inc.(a)	236,987	6,360,731
BHP Group, Ltd.	120,106	9,278,188
Sibanye Stillwater, Ltd.	428,750	6,958,613
Teck Resources, Ltd., Class B	205,272	8,290,936
		30,888,468
Total Materials		78,506,911

TOTAL COMMON STOCKS
(Cost $200,778,174)		280,684,715

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	9

Centre American Select Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

Expiration Date	Exercise Price	Contracts	Notional Value	Value
PURCHASED OPTIONS (0.81%)
Call
SPDR® Gold Shares:
9/16/2022	$175.00	1,935	$34,955,775	$2,360,700

Total Call				2,360,700

TOTAL PURCHASED OPTIONS
(Cost $2,039,641)				2,360,700

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (13.67%)
Money Market Fund (13.67%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.109%	39,897,099	39,897,099

TOTAL SHORT TERM INVESTMENTS
(Cost $39,897,099)			39,897,099

TOTAL INVESTMENTS (110.69%)
(Cost $242,714,914)			$322,942,514
Liabilities in Excess of Other Assets (-10.69%)			(31,197,922)
NET ASSETS (100.00%)			$291,744,592

(a)	Non-income producing security.

See Notes to Financial Statements.
10	centrefunds.com

Centre Global Infrastructure Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS (99.56%)
ASIA (16.88%)
Australia (3.27%)
Health Care Providers & Services (0.73%)
Ramsay Health Care, Ltd.	5,900	$287,636

Transportation Infrastructure (2.54%)
Transurban Group	99,330	1,007,155

Total Australia		1,294,791

China (1.04%)
Independent Power and Renewable Electricity Producers (1.04%)
Datang International Power Generation Co., Ltd., Class H	2,873,000	414,447

Total China		414,447

Hong Kong (4.03%)
Electric Utilities (1.56%)
CK Infrastructure Holdings, Ltd.	92,500	619,359

Gas Utilities (1.27%)
Kunlun Energy Co., Ltd.	578,000	503,969

Water Utilities (1.20%)
Beijing Enterprises Water Group, Ltd.	1,539,800	473,736

Total Hong Kong		1,597,064

Japan (8.54%)
Diversified Telecommunication Services (1.12%)
Nippon Telegraph & Telephone Corp.	15,200	442,616

Gas Utilities (1.58%)
Osaka Gas Co., Ltd.	36,600	628,940

Wireless Telecommunication Services (5.84%)
KDDI Corp.	36,500	1,200,776
SoftBank Corp.	30,400	356,590
SoftBank Group Corp.	16,600	758,004
		2,315,370
Total Japan		3,386,926

TOTAL ASIA
(Cost $6,646,948)		6,693,228

EUROPE (15.41%)
France (2.08%)
Diversified Telecommunication Services (0.59%)
Orange SA	19,808	234,554

Electric Utilities (1.49%)
Electricite de France SA	62,687	591,814

Total France		826,368

	Shares	Value
Germany (1.90%)
Diversified Telecommunication Services (1.90%)
Deutsche Telekom AG	40,119	$751,474

Total Germany		751,474

Great Britain (3.08%)
Diversified Telecommunication Services (0.62%)
BT Group PLC	103,353	247,371

Multi-Utilities (1.07%)
National Grid PLC	27,628	425,504

Wireless Telecommunication Services (1.39%)
Vodafone Group PLC	334,607	548,741

Total Great Britain		1,221,616

Italy (1.90%)
Electric Utilities (1.10%)
Enel SpA	65,225	437,840

Transportation Infrastructure (0.80%)
Atlantia SpA	15,117	316,070

Total Italy		753,910

Spain (5.26%)
Diversified Telecommunication Services (1.34%)
Cellnex Telecom SA(a)(b)	5,539	267,835
Telefonica SA	54,131	262,796
		530,631
Electric Utilities (3.08%)
Iberdrola SA	49,776	546,245
Red Electrica Corp. SA	32,906	677,449
		1,223,694
Transportation Infrastructure (0.84%)
Aena SME SA(a)(b)(c)	1,987	332,028

Total Spain		2,086,353

Sweden (1.19%)
Construction & Engineering (1.19%)
Skanska AB, B Shares	20,972	471,526

Total Sweden		471,526

TOTAL EUROPE
(Cost $5,871,693)		6,111,247

NORTH AMERICA (67.27%)
Brazil (1.88%)
Oil, Gas & Consumable Fuels (1.88%)
Petroleo Brasileiro SA, ADR	50,445	746,586

Total Brazil		746,586

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	11

Centre Global Infrastructure Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	Shares	Value
Canada (13.98%)
Oil, Gas & Consumable Fuels (13.37%)
Enbridge, Inc.	62,390	$2,872,091
Pembina Pipeline Corp.	18,551	696,989
TC Energy Corp.	30,693	1,731,123
		5,300,203
Wireless Telecommunication Services (0.61%)
Rogers Communications, Inc., Class B	4,264	241,347

Total Canada		5,541,550

United States (51.41%)
Diversified Telecommunication Services (11.45%)
AT&T, Inc.	81,965	1,936,833
Verizon Communications, Inc.	51,128	2,604,460
		4,541,293
Electric Utilities (10.58%)
American Electric Power Co., Inc.	4,226	421,628
Duke Energy Corp.	6,521	728,135
Eversource Energy	2,861	252,312
Exelon Corp.	8,128	387,137
NextEra Energy, Inc.	16,958	1,436,512
The Southern Co.	8,824	639,828
Xcel Energy, Inc.	4,550	328,373
		4,193,925
Health Care Providers & Services (5.78%)
HCA Healthcare, Inc.	7,586	1,901,203
Universal Health Services, Inc., Class B	2,705	392,090
		2,293,293
Multi-Utilities (4.73%)
Consolidated Edison, Inc.	2,869	271,637
Dominion Energy, Inc.	6,888	585,273
Public Service Enterprise Group, Inc.	4,252	297,640
Sempra Energy	2,757	463,507
WEC Energy Group, Inc.	2,581	257,610
		1,875,667
Oil, Gas & Consumable Fuels (15.73%)
Cheniere Energy, Inc.	7,685	1,065,525
Kinder Morgan, Inc.	90,664	1,714,456
ONEOK, Inc.	14,546	1,027,384
Peabody Energy Corp.(c)	22,634	555,212
The Williams Cos., Inc.	56,163	1,876,406
		6,238,983
Water Utilities (0.58%)
American Water Works Co., Inc.	1,378	228,101

Wireless Telecommunication Services (2.56%)
T-Mobile US, Inc.(c)	7,905	1,014,607

Total United States		20,385,869

TOTAL NORTH AMERICA
(Cost $20,676,488)		26,674,005

TOTAL COMMON STOCKS
(Cost $33,195,129)		39,478,480

	Shares	Value
RIGHTS AND WARRANTS (0.07%)
(0.07%)
(0.07%)
(0.07%)
Electricite de France SA, Strike Price $6.35, Expires 0	62,687	$27,739

Total		27,739
TOTAL
(Cost $0)		27,739

TOTAL RIGHTS AND WARRANTS
(Cost $0)		27,739

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.25%)
Money Market Fund (0.25%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.660%	98,603	98,603

TOTAL SHORT TERM INVESTMENTS
(Cost $98,603)			98,603

		Value
TOTAL INVESTMENTS (99.88%)
(Cost $33,293,732)	$	39,604,822
Other Assets In Excess Of Liabilities (0.12%)		46,988
NET ASSETS (100.00%)	$	39,651,810

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of March 31, 2022, these securities had a total aggregate market value of $599,863, representing 1.51% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $599,863, representing 1.51% of net assets.
(c)	Non-income producing security.

See Notes to Financial Statements.
12	centrefunds.com

Centre Funds	Statements of Assets and Liabilities
March 31, 2022 (Unaudited)

	Centre American Select Equity Fund	Centre Global Infrastructure Fund
ASSETS:
Investments, at value	$322,942,514	$39,604,822
Foreign currency, at value (Cost $64,992 and $4,531, respectively)	64,992	4,619
Receivable for dividends	176,062	113,926
Deposit with broker for options	10,579	–
Receivable for investments sold	7,522,098	–
Receivable for fund shares sold	7,540,538	2,000
Prepaid and other assets	21,318	16,879
Total Assets	338,278,101	39,742,246
LIABILITIES:
Payable to investment adviser	145,755	23,139
Payable to administrator	41,434	12,321
Payable to transfer agent	17,291	11,376
Payable for investments purchased	46,176,324	–
Payable for fund shares redeemed	21,578	–
Accrued 12b-1 and service fees	70,401	14,538
Payable for custodian fees	9,209	8,845
Payable for printing	10,439	2,769
Payable for legal and audit fees	16,970	9,612
Payable to trustees	11,178	2,912
Payable under the Chief Compliance Officer Services Agreement	8,529	2,382
Other payables	4,401	2,542
Total Liabilities	46,533,509	90,436
NET ASSETS	$291,744,592	$39,651,810
NET ASSETS CONSIST OF:
Paid-in capital	$191,249,447	$61,797,595
Total distributable earnings/(accumulated deficit)	100,495,145	(22,145,785)
NET ASSETS	$291,744,592	$39,651,810
INVESTMENTS, AT COST	$242,714,914	$33,293,732
PRICING OF SHARES
Investor Class
Net Assets	$217,474,065	$33,936,438
Shares outstanding	13,632,159	3,189,221
Net Asset Value, offering and redemption price per share	$15.95	$10.64
Institutional Class
Net Assets	$74,270,527	$5,715,372
Shares outstanding	4,545,926	536,753
Net Asset Value, offering and redemption price per share	$16.34	$10.65

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	13

Centre Funds	Statements of Operations
March 31, 2022 (Unaudited)

	Centre American Select Equity Fund	Centre Global Infrastructure Fund
INVESTMENT INCOME:
Dividends	$2,183,771	$708,464
Foreign taxes withheld	(38,695)	(42,054)
Total Investment Income	2,145,076	666,410

EXPENSES:
Investment advisory fees	649,929	169,047
Administration fees	103,951	27,269
Transfer agent fees	37,465	29,773
Custodian fees	10,694	7,480
Legal fees	20,679	5,268
Audit and tax fees	6,762	6,955
Trustees' fees and expenses	23,968	6,141
Registration/filing fees	17,749	19,025
12b-1 fees (Investor Class)	190,952	42,497
Shareholder service fees	92,240	14,210
Printing fees	11,596	3,010
Chief Compliance Officer services fees	26,225	6,685
Recoupment of previously waived fees - Investor class	33,702	–
Miscellaneous expenses	9,387	2,640
Total expenses before waivers	1,235,299	340,000
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	–	(29,668)
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(14,889)	(9,375)
Net Expenses	1,220,410	300,957
Net Investment Income	924,666	365,453
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND DERIVATIVES:
Net realized gain on investments and derivatives	22,764,475	293,449
Net realized gain/(loss) on foreign currencies	1,646	(5,843)
Total realized gain	22,766,121	287,606
Net change in unrealized appreciation on investments and derivatives	16,856,983	1,764,135
Net change in unrealized depreciation on foreign currencies	–	(159)
Total change in unrealized appreciation	16,856,983	1,763,976
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	39,623,104	2,051,582
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,547,770	$2,417,035

See Notes to Financial Statements.
14	centrefunds.com

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2022 (Unaudited)	For The Year Ended September 30, 2021
OPERATIONS:
Net investment income	$924,666	$343,280
Net realized gain	22,766,121	21,903,445
Net change in unrealized appreciation	16,856,983	20,565,695
Net increase in net assets resulting from operations	40,547,770	42,812,420
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(21,253,776)	(6,630,906)
Institutional	(2,190,070)	(344,539)
Total distributions	(23,443,846)	(6,975,445)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	55,694,401	6,951,194
Shares issued in reinvestment of distributions	20,750,611	6,495,564
Cost of shares redeemed	(12,252,256)	(59,127,311)
Redemption fees	1,655	43,730
Net increase/(decrease) from capital share transactions	64,194,411	(45,636,823)
Institutional Class
Proceeds from sale of shares	62,574,120	14,896,759
Shares issued in reinvestment of distributions	1,967,802	286,344
Cost of shares redeemed	(8,942,398)	(13,562,077)
Redemption fees	585	721
Net increase from capital share transactions	55,600,109	1,621,747
Net increase/(decrease) in net assets	136,898,444	(8,178,101)
NET ASSETS:
Beginning of period	154,846,148	163,024,249
End of period	$291,744,592	$154,846,148

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	9,437,873	12,741,887
Shares sold	3,548,268	516,139
Shares issued in reinvestment of dividends	1,462,340	507,863
Shares redeemed	(816,322)	(4,328,016)
Ending shares	13,632,159	9,437,873
Institutional Class
Beginning shares	1,056,382	968,618
Shares sold	3,937,319	1,043,411
Shares issued in reinvestment of dividends	135,617	22,026
Shares redeemed	(583,392)	(977,673)
Ending shares	4,545,926	1,056,382

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	15

Centre Global Infrastructure Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2022 (Unaudited)	For The Year Ended September 30, 2021
OPERATIONS:
Net investment income	$365,453	$789,847
Net realized gain/(loss)	287,606	(20,983)
Net change in unrealized appreciation	1,763,976	6,421,836
Net increase in net assets resulting from operations	2,417,035	7,190,700
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(441,470)	(697,830)
Institutional	(86,582)	(139,251)
Total distributions	(528,052)	(837,081)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	22,637	83,229
Shares issued in reinvestment of distributions	337,406	529,849
Cost of shares redeemed	(2,636,346)	(6,969,707)
Redemption fees	36	3,283
Net decrease from capital share transactions	(2,276,267)	(6,353,346)
Institutional Class
Proceeds from sale of shares	148,764	561,996
Shares issued in reinvestment of distributions	81,533	124,763
Cost of shares redeemed	(717,045)	(1,931,168)
Redemption fees	4	27
Net decrease from capital share transactions	(486,744)	(1,244,382)
Net decrease in net assets	(874,028)	(1,244,109)
NET ASSETS:
Beginning of period	40,525,838	41,769,947
End of period	$39,651,810	$40,525,838

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	3,411,897	4,054,414
Shares sold	2,191	8,409
Shares issued in reinvestment of dividends	32,680	52,682
Shares redeemed	(257,547)	(703,608)
Ending shares	3,189,221	3,411,897
Institutional Class
Beginning shares	584,641	711,901
Shares sold	14,365	55,706
Shares issued in reinvestment of dividends	7,900	12,384
Shares redeemed	(70,153)	(195,350)
Ending shares	536,753	584,641

See Notes to Financial Statements.
16	centrefunds.com

Centre American Select Equity Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$14.73		$11.88	$10.55	$13.63	$13.05		$11.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.07		0.02	0.10	0.04	(0.01)		0.06
Net realized and unrealized gain/(loss) on investments	3.44		3.40	2.25	(0.96)	2.20		1.74
Total income/(loss) from investment operations	3.51		3.42	2.35	(0.92)	2.19		1.80

DISTRIBUTIONS:
Net investment income	(0.14)		(0.11)	(0.02)	(0.03)	(0.00	)(b)	(0.15)
Net realized gains on investments	(2.15)		(0.46)	(1.00)	(2.13)	(1.61)		(0.25)
Total distributions	(2.29)		(0.57)	(1.02)	(2.16)	(1.61)		(0.40)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.22		2.85	1.33	(3.08)	0.58		1.40
NET ASSET VALUE, END OF PERIOD	$15.95		$14.73	$11.88	$10.55	$13.63		$13.05

Total Return(d)	25.83%		29.60%	23.82%	(5.12%)	18.10%		15.99%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$217,474		$138,985	$151,342	$104,838	$129,231		$123,938

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.98	%(e)	0.17%	0.93%	0.32%	(0.06%)		0.47%
Operating expenses excluding reimbursement/waiver	1.42	%(e)	1.44%	1.56%	1.58%	1.60%		1.46%
Operating expenses including reimbursement/waiver	1.46	%(e)	1.46%	1.47%	1.45%	1.32	%(f)	1.05%

PORTFOLIO TURNOVER RATE	70	%(g)	86%	94%	114%	87%		81%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective January 29, 2018, the net expense limitation changed from 1.05% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	17

Centre American Select Equity Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$15.01		$12.06	$10.66	$13.68	$13.05		$11.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.09	0.20	0.09	0.04	(b)	0.08
Net realized and unrealized gain/(loss) on investments	3.51		3.45	2.23	(0.95)	2.21		1.74
Total income/(loss) from investment operations	3.64		3.54	2.43	(0.86)	2.25		1.82

DISTRIBUTIONS:
Net investment income	(0.16)		(0.13)	(0.03)	(0.03)	(0.01)		(0.19)
Net realized gains on investments	(2.15)		(0.46)	(1.00)	(2.13)	(1.61)		(0.25)
Total distributions	(2.31)		(0.59)	(1.03)	(2.16)	(1.62)		(0.44)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	–		0.00 (c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.33		2.95	1.40	(3.02)	0.63		1.38
NET ASSET VALUE, END OF PERIOD	$16.34		$15.01	$12.06	$10.66	$13.68		$13.05

Total Return(d)	26.26%		30.18%	24.42%	(4.61%)	18.55%		16.20%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$74,271		$15,861	$11,682	$2,932	$2,554		$2,440

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.64	%(e)	0.65%	1.73%	0.84%	0.32%		0.66%
Operating expenses excluding reimbursement/waiver	1.12	%(e)	1.16%	1.26%	1.29%	1.27%		1.18%
Operating expenses including reimbursement/waiver	0.98	%(e)	0.98%	0.99%	0.95%	0.93	%(f)	0.95%

PORTFOLIO TURNOVER RATE	70	%(g)	86%	94%	114%	87%		81%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective January 29, 2018, the net expense limitation changed from 0.95% to 0.90%, excluding, among other fees and expenses, shareholder service fees.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
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Centre Global Infrastructure Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.14		$8.76		$10.18		$9.64		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.18		0.25		0.22		0.12
Net realized and unrealized gain/(loss) on investments	0.54		1.39		(1.41)		0.57		(0.29)
Total income/(loss) from investment operations	0.63		1.57		(1.16)		0.79		(0.17)

DISTRIBUTIONS:
Net investment income	(0.13)		(0.19)		(0.26)		(0.25)		(0.15)
Net realized gains on investments	–		–		–		–		(0.10)
Total distributions	(0.13)		(0.19)		(0.26)		(0.25)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.06
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.50		1.38		(1.42)		0.54		(0.36)
NET ASSET VALUE, END OF PERIOD	$10.64		$10.14		$8.76		$10.18		$9.64

Total Return(c)	6.28%		18.00%		(11.49%)		8.41%		(1.18%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$33,936		$34,594		$35,527		$28,879		$14,843

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.75	%(d)	1.79%		2.62%		2.28%		1.87	%(d)
Operating expenses excluding reimbursement/waiver	1.74	%(d)	1.74%		1.89%		2.29%		2.34	%(d)
Operating expenses including reimbursement/waiver	1.57	%(d)	1.50	%(e)	1.28	%(f)	1.30	%(g)	1.33	%(d)

PORTFOLIO TURNOVER RATE	17	%(h)	25%		75%		233%		49	%(h)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective January 28, 2021, the net expense limitation changed from 1.05% to 1.25%, excluding, among other fees and expenses, 12B-1 fees and shareholder service fees.
(f)	Effective July 21, 2020, the net expense limitation changed from 1.25% to 1.05%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Effective July 22, 2019, the net expense limitation changed from 1.05% to 1.25%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	19

Centre Global Infrastructure Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.15		$8.77	$10.20		$9.67		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.21	0.26		0.24		0.15
Net realized and unrealized gain/(loss) on investments	0.54		1.40	(1.40)		0.57		(0.23)
Total income/(loss) from investment operations	0.65		1.61	(1.14)		0.81		(0.08)

DISTRIBUTIONS:
Net investment income	(0.15)		(0.23)	(0.29)		(0.28)		(0.15)
Net realized gains on investments	–		–	–		–		(0.10)
Total distributions	(0.15)		(0.23)	(0.29)		(0.28)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(b)	0.00 (b)	0.00	(b)	–		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.50		1.38	(1.43)		0.53		(0.33)
NET ASSET VALUE, END OF PERIOD	$10.65		$10.15	$8.77		$10.20		$9.67

Total Return(c)	6.49%		18.35%	(11.30%)		8.59%		(0.78%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5,715		$5,932	$6,243		$23,663		$1,424

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.14	%(d)	2.10%	2.60%		2.48%		2.28	%(d)
Operating expenses excluding reimbursement/waiver	1.50	%(d)	1.51%	1.63%		1.61%		7.96	%(d)
Operating expenses including reimbursement/waiver	1.18	%(d)	1.20%	1.02	%(e)	1.01	%(f)	1.16	%(d)

PORTFOLIO TURNOVER RATE	17	%(g)	25%	75%		233%		49	%(g)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective July 21, 2020, the net expense limitation changed from 1.00% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(f)	Effective July 22, 2019, the net expense limitation changed from 1.10% to 1.00%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
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Centre Funds	Notes to Financial Statements
March 31, 2022 (Unaudited)

1.  ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011, as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund") and Centre Global Infrastructure Fund (the “Infrastructure Fund”) (each individually a "Fund" and collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by each of the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard

Codification Topic 946 Financial Services – Investment Companies.

(a)	Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. In the case of portfolio securities listed on the NASDAQ, valuation is determined by using the NASDAQ Official Closing Price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts are ordinarily valued at the closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds, including Money Market Funds, (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares using the reported net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund and Infrastructure Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Semi-Annual Report | March 31, 2022	21

Centre Funds	Notes to Financial Statements
March 31, 2022 (Unaudited)

As of and during the six-month period ended March 31, 2022, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of March 31, 2022, the Funds did not hold any illiquid or restricted securities.

(f)	The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as its’ pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan and shareholder services plan are charged to each respective fund or share class.

(h)	The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is not included in net realized and net change in unrealized gains or losses on foreign currencies.

(k)	Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

3.  FAIR VALUE MEASUREMENTS

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

22	centrefunds.com

Centre Funds	Notes to Financial Statements
March 31, 2022 (Unaudited)

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).
Level 3 -	Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of March 31, 2022:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$280,684,715	$–	$–	$280,684,715
Purchased Options	2,360,700	–	–	2,360,700
Short Term Investments	39,897,099	–	–	39,897,099
Total	$322,942,514	$–	$–	$322,942,514

Centre Global Infrastructure Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$39,478,480	$–	$–	$39,478,480
Rights	–	27,739	–	27,739
Short Term Investments	98,603	–	–	98,603
Total	$39,577,083	$27,739	$–	$39,604,822

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedules of Investments.

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Centre Global Infrastructure Fund’s Level 3 investments at March 31, 2022:

Asset Type	Balance as of September 30, 2021	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of March 31, 2022	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2022
Common Stocks	$25,521	$–	$(20,478)	$(949)	$–	$(4,094)	$–	$–	$–	$–
	$25,521	$–	$(20,478)	$(949)	$–	$(4,094)	$–	$–	$–	$–

Derivative Financial Instruments

A Fund may use derivative contracts, such as exchange-traded options and futures that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange-traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Semi-Annual Report | March 31, 2022	23

Centre Funds	Notes to Financial Statements
March 31, 2022 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures

A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions. During the six-month period ended March 31, 2022, the Funds did not invest in futures contracts.

Risk Exposure	Derivatives Statements of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Investments, at value	$2,360,700
		$2,360,700

The effect of derivative instruments on the Statements of Operations for the six-month period ended March 31, 2022 (Net realized gain/(loss) on purchased options contracts are included in Net realized gain/(loss) on investments within the Statements of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$509,380	$(80,845)
		$509,380	$(80,845)

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Centre Funds	Notes to Financial Statements
March 31, 2022 (Unaudited)

Volume of Derivative Instruments for the Funds during the six-month period ended March 31, 2022, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Notional value of contracts outstanding	$38,965,019

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

4.  BENEFICIAL INTEREST TRANSACTIONS

On March 31, 2022, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

Shares of American Select Equity Fund and Infrastructure Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the six-month period ended March 31, 2022, redemption fees retained by these Funds are disclosed in the Statements of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2022, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Centre American Select Equity Fund	Percentage
Charles Schwab & Co. Inc.	38.29%

5.  INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive monthly compensation, subject to waivers, based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Global Infrastructure Fund	0.85%

American Select Equity Fund

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2022) to the extent necessary to limit the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust (the “Board”), on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Semi-Annual Report | March 31, 2022	25

Centre Funds	Notes to Financial Statements
March 31, 2022 (Unaudited)

Infrastructure Fund

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2022) incorporating the Fund’s financial statements for that fiscal year to the extent necessary to limit the total operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

During the six-month period ended March 31, 2022, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived and/or Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$–
Institutional	14,889
Centre Global Infrastructure Fund
Investor	29,668
Institutional	9,375

As of March 31, 2022, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2023	Expires 2024	Expires 2025	Total
Centre American Select Equity Fund
Investor	$98,153	$1,424	$-	$99,577
Institutional	12,046	23,001	14,889	49,936
Centre Global Infrastructure Fund
Investor	$147,881	$85,269	$29,668	$262,818
Institutional	77,189	19,898	9,375	106,462

Centre American Select Equity Fund Investor Class recovered $33,702 during the six-month period ended March 31, 2022.

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor Class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

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Centre Funds	Notes to Financial Statements
March 31, 2022 (Unaudited)

The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. No payments were retained by the Distributor by the Funds during the six-month period ended March 31, 2022.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

6.  FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the six-month period ended March 31, 2022, no Fund had a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At March 31, 2022, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to C-corporation character reclassifications, differences in the book and tax treatment of currency transactions, book/tax distribution differences, and non-deductible expenses.

Elective Deferrals: Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

The Funds elect to defer to the period ending September 30, 2021, capital losses recognized during the period November 1, 2020 - September 30, 2021 in the amount of:

Fund	Paid-in Capital	Total Distributable Earnings
Centre Global Infrastructure Fund	$(51,847)	$51,847

The Funds elect to defer to the period ending September 30, 2021, late year ordinary losses in the amount of:

Fund	Accumulated Capital Gain/(Loss)	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total Accumulated Earnings/(Deficit)
Centre American Select Equity Fund	$11,944,254	$8,536,896	$62,912,161	$(2,090)	$83,391,221
Centre Global Infrastructure Fund	(28,458,631)	215,341	4,208,522	–	(24,034,768)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Centre Global Infrastructure Fund	$12,361,367	$16,097,264

Distributions to Shareholders: The Centre American Select Equity Fund normally pays dividends and net investment income, if any, on an annual basis and the Centre Global Infrastructure Fund, intends to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

Semi-Annual Report | March 31, 2022	27

Centre Funds	Notes to Financial Statements
March 31, 2022 (Unaudited)

The tax character of distributions paid for the fiscal year ended September 30, 2020 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains
Centre American Select Equity Fund	$563,328	$9,341,286
Centre Global Infrastructure Fund	1,000,402	–

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2022 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales, mark-to-market on options and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$242,772,121	$81,532,591	$(1,362,198)	$80,170,393
Centre Global Infrastructure Fund	33,567,905	8,347,145	(2,310,228)	6,036,917

7  PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations, short-term securities, and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$215,243,614	$127,770,038
Centre Global Infrastructure Fund	6,543,198	9,147,229

8.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9.  SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2022.

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Centre Funds	Additional Information
March 31, 2022 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1-855-298-4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ first and third fiscal quarters end on December 31 and June 30. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. You may also obtain copies by calling the Funds at 1-855-298-4236.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2020 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Centre American Select Equity Fund	100.00%
Centre Global Infrastructure Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2020 qualify for the corporate dividends received deduction:

Amount
Centre American Select Equity Fund	100.00%
Centre Global Infrastructure Fund	61.40%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following amounts were designated as long-term capital gain dividends:

Amount
Centre American Select Equity Fund	$5,588,772

Semi-Annual Report | March 31, 2022	29

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

(b)	Not Applicable to the Registrant

Item 2.   Code of Ethics.

Not applicable to semi-annual report.

Item 3.   Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.   Schedule of Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)  Not applicable to semi-annual report.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto as Ex 99.Cert.

(a)(3)  None.

(a)(4)  Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	June 3, 2022

By:	/s/ James A. Abate
James A. Abate
Treasurer (Principal Financial Officer)

Date:	June 3, 2022